SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of Earliest Event Reported): September 25, 2002

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                         BMW Vehicle Lease Trust 2000-A
                              BMW Auto Leasing LLC
                        Financial Services Vehicle Trust
                              BMW Manufacturing LP
                              --------------------
                           (Exact name of Registrant)


          Delaware                    333-43128
          Delaware                    333-43128-01
          Delaware                    333-43128-02
          Indiana                     333-43128-03            51-6518223
   ------------------------       ---------------------      -------------
   (State of Incorporation)       (Commission File No.)      (IRS Employer
                                                             Identification
                                                             Number)

                             300 Chestnut Ridge Road
                            Woodcliff Lake, NJ 07677
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (201) 307-4000
                         -------------------------------
                         (Registrant's telephone number)

Item 7. Financial Statements and Exhibits.
        ---------------------------------


(c)      Exhibit.
         -------

Exhibit 99.1   --    Servicer Report for BMW Vehicle Lease Trust 2000-A dated
                     September 25, 2002.


















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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                         BMW Vehicle Lease Trust 2000-A
                                         BMW Auto Leasing LLC
                                         Financial Services Vehicle Trust
                                         BMW Manufacturing LP


Date: September 25, 2002                 By: /s/ Norbert Mayer
                                             -------------------------------
                                             Norbert Mayer
                                             Authorized Signatory















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

                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

   99.1       --    Servicer Report for BMW Vehicle Lease Trust 2000-A dated
                    September 25, 2002.



















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